3Q | 2017

Supplemental Information

FURNISHED AS OF NOVEMBER 1, 2017 (UNAUDITED)

Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” "budget," “components of expected 2017 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2016 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY 2	3Q 2017 SUPPLEMENTAL INFORMATION

Table of Contents

4	Highlights
6	Quick Facts
7	Corporate Information
8	Balance Sheet Information
9	Statements of Income Information
10	FFO, Normalized FFO & FAD
11	Capital Funding and Commitments
12	Debt Metrics
13	Investment Activity
14	Portfolio by Market
15	Square Feet by Health System
16	Square Feet by Proximity
17	Lease Maturity, Lease and Building Size
18	Occupancy Information
20	Same Store Leasing Statistics
21	Same Store Properties
22	Reconciliation of NOI
23	Reconciliation of EBITDA
24	Components of Net Asset Value
25	Components of Expected 2017 FFO
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY 3	3Q 2017 SUPPLEMENTAL INFORMATION

Highlights

QUARTERLY HIGHLIGHTS

•	Normalized FFO for the third quarter totaled $45.2 million, or $0.38 per share.

•	For the trailing twelve months ended September 30, 2017, same store revenue grew 2.8%, operating expenses increased 0.9%, and same store NOI grew 3.9%:

•	Same store revenue per average occupied square foot increased 2.0%.

•	Average same store occupancy increased to 89.6% from 88.9%.

•	Four predictive growth measures in the same store multi-tenant portfolio:

•	In-place contractual rent increases averaged 2.8%, up from 2.7% a year ago.

•	Cash leasing spreads were 4.6% on 385,000 square feet renewed:

◦	1% (<0% spread)

◦	11% (0-3%)

◦	52% (3-4%)

◦	36% (>4%)

•	Tenant retention was 80.5%.

•	The average yield on renewed leases increased 60 basis points.

•	Leasing activity in the third quarter totaled 558,000 square feet related to 147 leases:

•	421,000 square feet of renewals

•	137,000 square feet of new and expansion leases

•	Acquisitions totaled $141.1 million since the end of the second quarter:

•
In July 2017, the Company purchased a medical office building on HCA's West Hills Hospital and Medical Center campus in Los Angeles for $16.3 million. The building is 43,000 square feet, 93% leased, and immediately adjacent to the West Hills Medical Center MOB that Healthcare Realty acquired in May 2016.

•
In November 2017, the Company closed on four of the eight medical office buildings from the previously announced Atlanta portfolio transaction for an aggregate purchase price of $112.1 million. The four properties are 96% leased and include two buildings totaling 151,000 square feet on the WellStar Paulding Hospital campus, one building totaling 118,000 square feet on the WellStar Kennestone Hospital campus, and one off-campus building totaling 20,000 square feet that is 100% leased to Piedmont Healthcare. The four remaining properties are expected to close in mid-December 2017, subject to timing of loan assumptions.

•
In November 2017, the Company purchased a medical office building adjacent to the Overlake Hospital Medical Center campus in Seattle for $12.7 million. The building is 26,000 square feet, 96% leased, and is adjacent to the Overlake Medical Pavilion which Healthcare Realty developed in October 2011.

•	On August 14, 2017, the Company completed the sale of 8.3 million shares of common stock for net proceeds of $247.1 million to fund investment activity and repay debt obligations.

•	On November 1, 2017, the Company redeemed $100.0 million of its $400.0 million outstanding 5.75% Senior Notes due 2021.

•	A dividend of $0.30 per common share was declared, which is equal to 78.9% of normalized FFO per share.

OTHER ITEMS OF NOTE

•
In October, the Company received notice from a tenant of its intent to exercise a fixed-price purchase option on seven properties in Roanoke, Virginia for approximately $45.2 million. The Company recognized approximately $4.7 million of NOI from these properties during the nine months ended September 30, 2017. The sale of these properties is expected to occur in April 2018. Additional information is available on page 26 of the Company's 2016 Form 10-K and page 20 of the Company's third quarter 2017 Form 10-Q.

HEALTHCARE REALTY 4	3Q 2017 SUPPLEMENTAL INFORMATION

Highlights

OTHER ITEMS OF NOTE (CONTINUED)

•
On November 1, 2017, the Company redeemed $100.0 million of its 5.75% unsecured senior notes due 2021 and paid a make-whole premium of $11.7 million. The bonds have an effective rate of 5.97% including the original discount, and the redemption has an effective interest rate savings of 5.34% including the make-whole premium.

•	The August equity offering, the Atlanta portfolio transaction, and the partial bond redemption have the following sequential impact on quarterly FFO per share:

◦	Second quarter to third quarter 2017: Third quarter FFO decreased by approximately $0.01 per share compared to the second quarter due to the following changes:

•	The August 14th equity offering of 8.3 million shares added 4.4 million shares to the weighted average shares outstanding for the third quarter.

•	No NOI contribution from the Atlanta portfolio (closings throughout the fourth quarter).

•	No interest savings from the partial bond redemption (closed November 1st).

◦	Third quarter to fourth quarter 2017: There is no expected sequential increase in FFO per share in the fourth quarter from these transactions due to the following changes:

•	3.9 million shares added to the weighted average shares outstanding from the August equity offering (the full 8.3 million shares are reflected).

•	Atlanta portfolio NOI contribution of $1.2 million (properties owned only for partial quarter).

•	Interest savings of $0.9 million from the November 1st bond redemption, partially offset by the interest on assumed Atlanta mortgages.

◦	Fourth quarter 2017 to first quarter 2018: First quarter 2018 FFO is expected to increase by $0.01 per share due to the following changes:

•	No increase in the weighted average shares outstanding from the August equity offering (full 8.3 million shares).

•	Additional Atlanta portfolio NOI contribution of $1.4 million ($2.6 million NOI for full quarter).

•	Interest expense of $0.1 million from interest on the assumed Atlanta mortgages, partially offset by the November 1st bond redemption.

HEALTHCARE REALTY 5	3Q 2017 SUPPLEMENTAL INFORMATION

Quick Facts
as of 9/30/17

Properties
$3.6B	Invested in 197 properties
14.4M SF	Owned in 26 states
11.2M SF	Managed internally
93%	Medical office and outpatient
86%	On/adjacent to hospital campuses
3.9%	Same store NOI growth (TTM)

Capitalization
$5.2B	Enterprise value as of 10/27/17
$4.0B	Market capitalization as of 10/27/17
124.9	Shares outstanding
$0.30	Quarterly dividend
BBB/Baa2	Credit rating
22.5%	Debt to enterprise value
3.8x	Net debt to EBITDA

MOB PROXIMITY TO HOSPITAL (% of SF)

On campus		68%
Adjacent to campus		18%
Total on/adjacent		86%

Anchored		8%
Off campus		6%
Total		100%

HEALTH SYSTEM BY RANK (% of SF)
MOB/OUTPATIENT		TOTAL
Top 25	52%	50%
Top 50	70%	68%
Top 75	78%	76%
Top 100	81%	79%

MSA BY RANK (% of SF)
MOB/OUTPATIENT		TOTAL
Top 25	61%	58%
Top 50	84%	80%
Top 75	88%	83%
Top 100	92%	89%

HEALTHCARE REALTY'S TOP MARKETS

HEALTHCARE REALTY 6	3Q 2017 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of September 30, 2017, the Company owned 197 real estate properties in 26 states totaling 14.4 million square feet and was valued at approximately $5.2 billion. The Company provided leasing and property management services to 11.2 million square feet nationwide.

CORPORATE HEADQUARTERS
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

Executive Officers
David R. Emery	Executive Chairman of the Board
Todd J. Meredith	President and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
J. Christopher Douglas	Executive Vice President and Chief Financial Officer
Robert E. Hull	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

Board of Directors
David R. Emery	Executive Chairman of the Board, Healthcare Realty Trust Incorporated
Nancy H. Agee	President and Chief Executive Officer, Carilion Clinic
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Peter F. Lyle	Vice President, Medical Management Associates, Inc.
Todd Meredith	President and Chief Executive Officer, Healthcare Realty Trust Incorporated
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Christann M. Vasquez	President, Dell Seton Medical Center at University of Texas, Seton Medical Center Austin and Seton Shoal Creek Hospital

Analyst Coverage
BMO Capital Markets	J.P. Morgan Securities LLC	Mizuho Securities USA Inc.
BTIG, LLC	Jefferies LLC	Stifel, Nicolaus & Company, Inc.
Cantor Fitzgerald, L.P.	JMP Securities LLC	SunTrust Robinson Humphrey, Inc.
Green Street Advisors, Inc.	Morgan Stanley	Wells Fargo Securities, LLC
J.J.B. Hilliard W.L. Lyons, LLC	KeyBanc Capital Markets Inc.

HEALTHCARE REALTY 7	3Q 2017 SUPPLEMENTAL INFORMATION

Balance Sheet Information
(dollars in thousands, except per share data)

ASSETS

			2017		2016
Real estate properties:	Q3	Q2	Q1	Q4	Q3
Land	$196,217	$193,072	$193,101	$199,672	$206,647
Buildings, improvements and lease intangibles	3,400,224	3,388,734	3,327,529	3,386,480	3,322,293
Personal property	10,300	10,155	9,998	10,291	10,124
Construction in progress	1,138	—	16,114	11,655	45,734
Land held for development	20,123	20,123	20,123	20,123	17,438
Total real estate properties	3,628,002	3,612,084	3,566,865	3,628,221	3,602,236
Less accumulated depreciation and amortization	(888,875)	(864,573)	(841,296)	(840,839)	(835,276)
Total real estate properties, net	2,739,127	2,747,511	2,725,569	2,787,382	2,766,960
Cash and cash equivalents	196,981	2,033	1,478	5,409	12,649
Restricted cash	—	9,151	104,904	49,098	—
Assets held for sale and discontinued operations, net	8,772	8,767	15,111	3,092	14,732
Other assets	200,824	191,036	192,174	195,666	197,380
Total assets	$3,145,704	$2,958,498	$3,039,236	$3,040,647	$2,991,721

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable	$1,166,060	$1,203,146	$1,278,662	$1,264,370	$1,239,062
Accounts payable and accrued liabilities	69,918	62,121	62,746	78,266	71,052
Liabilities of properties held for sales and discontinued operations	59	398	93	614	572
Other liabilities	45,405	46,556	44,444	43,983	46,441
Total liabilities	1,281,442	1,312,221	1,385,945	1,387,233	1,357,127
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,249	1,165	1,165	1,164	1,160
Additional paid-in capital	3,173,167	2,923,519	2,920,839	2,917,914	2,916,816
Accumulated other comprehensive loss	(1,274)	(1,316)	(1,358)	(1,401)	(1,443)
Cumulative net income attributable to common stockholders	1,055,499	1,052,326	1,027,101	995,256	942,819
Cumulative dividends	(2,364,379)	(2,329,417)	(2,294,456)	(2,259,519)	(2,224,758)
Total stockholders' equity	1,864,262	1,646,277	1,653,291	1,653,414	1,634,594
Total liabilities and stockholders' equity	$3,145,704	$2,958,498	$3,039,236	$3,040,647	$2,991,721

HEALTHCARE REALTY 8	3Q 2017 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

			2017				2016	2015
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Revenues
Rental income	$106,561	$104,869	$104,088	$104,736	$102,534	$101,472	$98,740	$97,466
Other operating	392	376	481	573	1,125	1,170	1,281	1,116
	106,953	105,245	104,569	105,309	103,659	102,642	100,021	98,582
Expenses
Property operating	40,626	38,184	37,834	37,285	37,504	36,263	35,406	36,758
General and administrative	8,021	8,005	8,694	7,622	7,859	7,756	8,072	5,975
Acquisition and pursuit costs (1)	507	785	586	1,085	865	373	2,174	1,241
Depreciation and amortization	35,873	34,823	34,452	34,022	31,985	31,290	30,393	29,575
Bad debts, net of recoveries	14	105	66	(13)	(47)	78	(39)	9
	85,041	81,902	81,632	80,001	78,166	75,760	76,006	73,558
Other income (expense)
Gain on sales of real estate properties	(7)	16,124	23,403	41,037	—	1	—	9,138
Interest expense	(14,107)	(14,315)	(14,272)	(13,839)	(13,759)	(14,815)	(14,938)	(14,885)
Pension termination	—	—	—	—	—	(4)	—	—
Impairment of real estate assets	(5,059)	(5)	(323)	—	—	—	—	(1)
Interest and other income, net	426	77	113	74	123	93	86	78
	(18,747)	1,881	8,921	27,272	(13,636)	(14,725)	(14,852)	(5,670)

Income from continuing operations	3,165	25,224	31,858	52,580	11,857	12,157	9,163	19,354

Discontinued Operations
Income (loss) from discontinued operations	8	—	(18)	(22)	(23)	(19)	(7)	(10)
Impairments of real estate assets	—	—	—	(121)	—	—	—	(686)
Gain on sales of real estate properties	—	—	5	—	—	7	—	—
Income (loss) from discontinued operations	8	—	(13)	(143)	(23)	(12)	(7)	(696)
Net income	$3,173	$25,224	$31,845	$52,437	$11,834	$12,145	$9,156	$18,658

(1)	Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY 9	3Q 2017 SUPPLEMENTAL INFORMATION

FFO, Normalized FFO & FAD (1)(2)
(amounts in thousands, except per share data)

			2017				2016	2015
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Net income	$3,173	$25,224	$31,845	$52,437	$11,834	$12,145	$9,156	$18,658
Gain on sales of real estate properties	7	(16,124)	(23,408)	(41,037)	—	(8)	—	(9,138)
Impairments of real estate assets	5,059	5	323	121	—	—	—	687
Real estate depreciation and amortization	36,478	35,421	35,555	34,699	32,557	31,716	30,800	29,907
Total adjustments	41,544	19,302	12,470	(6,217)	32,557	31,708	30,800	21,456
FFO attributable to common stockholders	$44,717	$44,526	$44,315	$46,220	$44,391	$43,853	$39,956	$40,114
Acquisition and pursuit costs (3)(4)	507	785	586	915	649	232	1,618	1,068
Write-off of deferred financing costs upon amendment of line of credit facility	—	—	—	—	81	—	—	—
Pension termination	—	—	—	—	—	4	—	—
Reversal of restricted stock amortization upon director / officer resignation	—	—	—	—	—	—	—	(40)
Revaluation of awards upon retirement	—	—	—	—	—	—	89	—
Normalized FFO attributable to common stockholders	$45,224	$45,311	$44,901	$47,135	$45,121	$44,089	$41,663	$41,142
Non-real estate depreciation and amortization	1,388	1,369	1,355	1,339	1,386	1,360	1,390	1,341
Provision for bad debt, net	4	105	66	(13)	(47)	78	(39)	9
Straight-line rent receivable, net	(1,156)	(1,623)	(1,595)	(1,595)	(1,684)	(1,907)	(1,948)	(1,741)
Stock-based compensation	2,429	2,453	2,614	1,949	1,851	1,850	1,859	1,511
Non-cash items	2,665	2,304	2,440	1,680	1,506	1,381	1,262	1,120

2nd Generation TI	(4,481)	(3,680)	(5,277)	(7,918)	(6,013)	(5,559)	(4,202)	(3,081)
Leasing commissions paid	(1,826)	(984)	(1,584)	(1,030)	(1,514)	(1,587)	(1,079)	(1,856)
Capital additions	(4,203)	(5,667)	(2,520)	(4,283)	(5,088)	(5,653)	(2,098)	(3,918)
Funds Available for Distribution	$37,379	$37,284	$37,960	$35,584	$34,012	$32,671	$35,546	$33,407
FFO per Common Share - diluted	$0.37	$0.38	$0.38	$0.40	$0.39	$0.42	$0.39	$0.40
Normalized FFO Per Common Share - diluted	$0.38	$0.39	$0.39	$0.41	$0.39	$0.42	$0.41	$0.41
FAD Per Common Share - diluted	$0.31	$0.32	$0.33	$0.31	$0.30	$0.31	$0.35	$0.33
FFO weighted average common shares outstanding - diluted (5)	120,081	115,674	115,507	115,408	115,052	104,770	102,165	100,474

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)
Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments. Beginning in 2017, FFO and FAD are normalized for all acquisition and pursuit costs. Prior to 2017, FFO and FAD were normalized for acquisition and pursuit costs associated with only those acquisitions that closed in the period. These changes coincided with the Company's adoption of ASU 2017-01 which was effective January 1, 2017.

(4)	For the first quarter of 2017, acquisition and pursuit costs were reduced by $24 thousand from what was previously reported to remove personnel costs.

(5)	Diluted weighted average common shares outstanding for the three months ended September 30, 2017 includes the dilutive effect of nonvested share-based awards outstanding of 899,733 shares.

HEALTHCARE REALTY 10	3Q 2017 SUPPLEMENTAL INFORMATION

Capital Funding and Commitments
(dollars in thousands, except per square foot data)

ACQUISITION AND RE/DEVELOPMENT FUNDING
			2017		2016
	Q3	Q2	Q1	Q4	Q3
Acquisitions	$16,300	$50,786	$13,513	$63,775	$98,290
Re/development	7,196	8,940	12,159	9,567	10,939
1st generation TI & planned capital expenditures for acquisitions (1)	1,586	1,380	1,212	4,807	4,471

MAINTENANCE CAPITAL EXPENDITURES
$ Spent
2nd generation TI	$4,481	$3,680	$5,277	$7,918	$6,013
Leasing commissions paid	1,826	984	1,584	1,030	1,514
Capital expenditures	4,203	5,667	2,520	4,283	5,088
Total	$10,510	$10,331	$9,381	$13,231	$12,615

% of NOI
2nd generation TI	6.9%	5.6%	8.1%	11.9%	9.4%
Leasing commissions paid	2.8%	1.5%	2.4%	1.6%	2.4%
Capital expenditures	6.5%	8.7%	3.8%	6.5%	7.9%
Total	16.2%	15.8%	14.3%	19.9%	19.7%

LEASING COMMITMENTS
Renewals
Square feet	420,603	279,738	332,527	234,641	399,263
2nd generation TI / square foot / lease year	$1.38	$2.30	$1.93	$1.84	$0.95
Leasing commissions / square foot / lease year	$0.28	$0.39	$0.28	$0.50	$0.44

New leases
Square feet	109,038	134,590	73,285	82,417	119,463
2nd generation TI / square foot / lease year	$3.92	$2.10	$4.78	$4.91	$5.55
Leasing commissions / square foot / lease year	$0.46	$0.47	$1.10	$1.36	$0.94

All
Square feet	529,641	414,328	405,812	317,058	518,726
2nd generation TI / square foot / lease year	$2.22	$2.18	$2.69	$3.10	$2.84
Leasing commissions / square foot / lease year	$0.34	$0.44	$0.50	$0.85	$0.65
% of annual net rent	12.3%	12.8%	15.6%	18.7%	16.6%

(1)	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

HEALTHCARE REALTY 11	3Q 2017 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q3 2017 Interest Expense	Balance as of 9/30/2017 (1)	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2021 (2)	$5,836	$397,653	40	5.97%
Senior Notes due 2023	2,393	247,601	67	3.95%
Senior Notes due 2025 (3)	2,469	247,987	91	4.08%
Total Senior Notes Outstanding	$10,698	$893,241	61	4.89%
Unsecured credit facility due 2020	105	—	34	2.23%
Unsecured term loan facility due 2019	931	149,667	17	2.43%
Mortgage notes payable, net	1,597	123,152	72	5.06%
Total Outstanding Notes and Bonds Payable	$13,331	$1,166,060	57	4.59%
Interest cost capitalization	(197)
Unsecured credit facility fee and deferred financing costs	973
Total Quarterly Consolidated Interest Expense	$14,107

SELECTED FINANCIAL DEBT COVENANTS (4)
	Calculation	Requirement	TTM Ended 9/30/2017	Pro-forma (5)
Revolving credit facility and term loan
Leverage ratio	Total debt / total capital	Not greater than 60%	29.9%	30.2%
Secured leverage ratio	Total secured debt / total capital	Not greater than 30%	3.1%
Unencumbered leverage ratio	Unsecured debt / unsecured real estate	Not greater than 60%	31.8%
Fixed charge coverage ratio	EBITDA / fixed charges	Not less than 1.50x	3.9x
Unsecured coverage ratio	Unsecured EBITDA / unsecured interest	Not less than 1.75x	4.3x
Construction and development	CIP / total assets	Not greater than 15%	0.0%
Asset investments	Mortgages & unimproved land / total assets	Not greater than 20%	0.6%

Senior notes
Incurrence of total debt	Total debt / total assets	Not greater than 60%	29.1%	29.5%
Incurrence of debt secured by any lien	Secured debt / total assets	Not greater than 40%	3.0%
Maintenance of total unsecured assets	Unencumbered assets / unsecured debt	Not less than 150%	351.9%
Debt service coverage	EBITDA / interest expense	Not less than 1.5x	4.3x

Other
Net debt to adjusted EBITDA (6)	Net debt (debt less cash) / adjusted EBITDA	Not required	3.8x	4.5x
Debt to enterprise value (7)	Debt / enterprise value	Not required	22.5%	22.8%

(1)	Balances are reflected net of discounts and deferred financing costs and include premiums.

(2)	On November 1, 2017, the Company redeemed $100.0 million of its outstanding Senior Notes due 2021.

(3)
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

(4)	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

(5)	Includes the completion of the acquisition of $193.8 million of real estate assets and the partial bond redemption.

(6)	Adjusted EBITDA is based on the current quarter results, annualized. See page 23 for a reconciliation of adjusted EBITDA.

(7)	Based on the closing price of $32.34 on September 29, 2017 and 124,889,969 shares outstanding.

HEALTHCARE REALTY 12	3Q 2017 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

ACQUISITION ACTIVITY
Location	Property Type (1)	Miles to Campus	Health System Affiliation	Closing	Purchase Price	Square Feet	Leased %	Cap Rate (2)
St. Paul, MN (3)	MOB	0.00	Fairview Health	3/6/2017	$13,513	34,608	100%	5.9%
San Francisco, CA	MOB	0.00	Sutter Health	6/12/2017	26,786	75,649	100%	5.3%
Washington, DC	MOB	0.00	Trinity Health	6/13/2017	24,000	62,379	100%	5.4%
Los Angeles, CA	MOB	0.00	HCA	7/31/2017	16,300	42,780	93%	5.4%
Atlanta, GA	MOB	0.00	WellStar Health	11/1/2017	25,451	76,944	93%	5.2%
Atlanta, GA	MOB	0.00	WellStar Health	11/1/2017	30,256	74,024	100%	5.1%
Atlanta, GA	MOB	0.00	WellStar Health	11/1/2017	49,746	118,180	94%	5.0%
Atlanta, GA (3)	MOB	13.00	Piedmont	11/1/2017	6,667	19,732	100%	6.5%
Seattle, WA	MOB	0.10	Overlake Health	11/1/2017	12,700	26,345	96%	5.4%
2017 Acquisition Activity					$205,419	530,641	97%	5.3%

DISPOSITION ACTIVITY
Evansville, IN (3)	OTH	NA	NA	3/6/2017	$6,375	29,500	100%	8.9%
Columbus, GA	MOB	0.22	Columbus Reg	3/7/2017	625	12,000	0%	(6.4)%
Las Vegas, NV	MOB	1.38	NA	3/30/2017	5,500	18,147	100%	6.7%
Texas (3 properties) (3)	IRF	NA	NA	3/31/2017	69,500	169,722	100%	7.3%
Chicago, IL	MOB	0.40	NA	6/16/2017	450	5,100	0%	(9.1)%
San Antonio, TX (3)	IRF	NA	NA	6/29/2017	14,500	39,786	100%	7.3%
Roseburg, OR	MOB	0.00	CHI	6/29/2017	23,200	62,246	100%	6.6%
St. Louis, MO	MOB	2.90	NA	9/7/2017	2,550	79,980	41%	4.5%
2017 Disposition Activity					$122,700	416,481	85%	7.0%

RE/DEVELOPMENT ACTIVITY
Location	Type (4)	Campus Location	Square Feet	Budget	Amount Funded Q3 2017	Total Through 9/30/2017	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date
Same store redevelopment
Charlotte, NC (5)	Redev	ON	204,000	$12,000	$835	$1,138	$10,862	85%	Q1 2019
Pre-construction activity (6)
Seattle, WA	Dev	ON	151,000	64,120	841	2,101	62,019	60%	Q1 2019
Total Re/development activity			355,000	$76,120	$1,676	$3,239	$72,881	74%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (7)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2013	$216,956	$—	$58,731	$—	$275,687	$101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	241,939	—	—	45,343	287,282	94,683
2017	205,419	—	—	28,295	233,714	122,700
Total	$936,607	$1,900	$59,975	$105,881	$1,104,363	$512,108
% of Total	84.8%	0.2%	5.4%	9.6%	100.0%

(1)	MOB = Medical Office Building; IRF = Inpatient Rehabilitation Facility; OTH = Other

(2)
For acquisitions, cap rate represents the forecasted first year NOI / purchase price plus acquisition costs and expected capital additions. For dispositions, cap rate represents the next twelve month forecasted NOI / sales price.

(3)	Single-tenant net lease property.

(4)	Redev = Redevelopment; Dev = Development

(5)	Redevelopment project is a 38,000 square foot expansion to an existing medical office building.

(6)	Includes projects that are in the design phase, but are expected to begin construction once permits and final contracts are executed.

(7)	Net of mortgage notes receivable payoffs upon acquisition.

HEALTHCARE REALTY 13	3Q 2017 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
			SQUARE FEET
			MOB/OUTPATIENT (92.9%)		INPATIENT (3.7%)		OTHER (3.4%)
	MSA Rank	Investment(1)	Multi-tenant	Single-tenant Net	Rehab	Surgical	Multi-tenant	Single-tenant Net	Total	% of Total
Dallas - Fort Worth, TX	4	$473,675	2,149,939			156,245			2,306,184	16.0%
Seattle - Bellevue, WA	15	405,951	890,222	67,510					957,732	6.5%
Charlotte, NC	22	167,714	820,457						820,457	5.6%
Nashville, TN	36	151,520	766,523						766,523	5.3%
Los Angeles, CA	2	181,691	594,163		63,000				657,163	4.6%
Houston, TX	5	129,585	591,027						591,027	4.1%
Richmond, VA	45	145,967	548,801						548,801	3.8%
Des Moines, IA	89	133,184	233,413	146,542			152,655		532,610	3.7%
Memphis, TN	42	93,075	515,876						515,876	3.6%
San Antonio, TX	24	94,787	483,811						483,811	3.4%
Denver, CO	19	137,202	446,292		34,068				480,360	3.3%
Roanoke, VA	160	49,011		334,454			126,427		460,881	3.2%
Indianapolis, IN	34	74,900	382,695						382,695	2.7%
Austin, TX	31	101,128	354,481				12,880		367,361	2.5%
Washington, DC	6	100,430	348,998						348,998	2.4%
Honolulu, HI	54	141,466	298,427						298,427	2.1%
San Francisco, CA	11	117,168	286,270						286,270	2.0%
Oklahoma City, OK	41	109,111	68,860	200,000					268,860	1.9%
Miami, FL	8	55,640	241,980						241,980	1.7%
Colorado Springs, CO	79	51,037	241,224						241,224	1.7%
Chicago, IL	3	56,563	238,391						238,391	1.7%
Other (26 markets)		630,347	1,840,048	322,482	90,123	186,000		196,672	2,635,325	18.2%
Total		$3,601,152	12,341,898	1,070,988	187,191	342,245	291,962	196,672	14,430,956	100.0%
Number of Properties			168	14	3	2	4	6	197
Percent of Square Feet			85.5%	7.4%	1.3%	2.4%	2.0%	1.4%	100.0%
Investment (1)			$3,007,265	$262,575	$45,454	$208,725	$56,150	$20,983	$3,601,152
% of Investment			83.5%	7.3%	1.3%	5.8%	1.5%	0.6%	100.0%

BY TENANT TYPE
	MOB Total	Multi-tenant	Single-tenant Net	Total
Number of Properties	182	172	25	197
Square Feet	13,412,886	12,633,860	1,797,096	14,430,956
Percent of Square Feet	92.9%	87.5%	12.5%	100.0%
Investment (1)	$3,269,840	$3,063,415	$537,737	$3,601,152
% of Investment	90.8%	85.0%	15.0%	100.0%

(1)	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY 14	3Q 2017 SUPPLEMENTAL INFORMATION

Square Feet by Health System (1)

MOB SQUARE FEET
	System Rank (3)	Credit Rating	ASSOCIATED 94.3% (2)				Total MOB SF	% of Total MOB SF
Top Health Systems			On	Adjacent (4)	Anchored (5)	Off
Baylor Scott & White Health	20	AA-/Aa3	1,834,256	129,879	163,188	—	2,127,323	15.9%
Ascension Health	3	AA+/Aa2	1,017,085	148,356	30,096	—	1,195,537	8.9%
Catholic Health Initiatives	7	BBB+/Baa1	807,182	180,125	95,486	—	1,082,793	8.1%
HCA	2	BB/B1	432,711	177,155	157,388	—	767,254	5.7%
Carolinas HealthCare System	31	AA-/Aa3	353,537	98,066	313,513	—	765,116	5.7%
Tenet Healthcare Corporation	5	B/B2	570,264	67,790	—	—	638,054	4.8%
Bon Secours Health System	61	A/A2	548,801	—	—	—	548,801	4.1%
Baptist Memorial Health Care	109	BBB+/--	424,306	—	39,345	—	463,651	3.5%
Indiana University Health	26	AA/Aa2	280,129	102,566	—	—	382,695	2.9%
University of Colorado Health	76	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.6%
Trinity Health	8	AA-/Aa3	267,952	73,331	—	—	341,283	2.5%
Providence Health & Services	9	AA-/Aa3	176,854	129,181	—	—	306,035	2.3%
University of Washington	40	AA+/Aaa	194,536	69,712	—	—	264,248	2.0%
Medstar Health	36	A/A2	241,739	—	—	—	241,739	1.8%
Advocate Health Care	33	AA+/Aa2	142,955	95,436	—	—	238,391	1.8%
Memorial Hermann	42	A+/A1	—	206,090	—	—	206,090	1.5%
Community Health	4	B-/B3	201,574	—	—	—	201,574	1.5%
Mercy (St. Louis)	35	AA-/Aa3	—	—	200,000	—	200,000	1.5%
Overlake Health System	333	A/A2	191,051	—	—	—	191,051	1.4%
Sutter Health	13	AA-/Aa3	175,591	—	—	—	175,591	1.3%
Other (19 credit rated systems)			1,028,985	560,499	90,607	—	1,680,091	12.4%
Subtotal - credit rated (6)			9,039,799	2,199,285	1,123,473	—	12,362,557	92.2%
Non-credit rated			136,155	144,910	—	769,264	1,050,329	7.8%
Total			9,175,954	2,344,195	1,123,473	769,264	13,412,886	100.0%
% of Total			68.4%	17.5%	8.4%	5.7%

LEASED SQUARE FEET
					LEASED SQUARE FEET
Top Health Systems	System Rank (3)	Credit Rating	# of Buildings	# of Leases	MOB	Inpatient / Other	Total	% of Total Leased SF	% of Total Revenue
Baylor Scott & White Health	20	AA-/Aa3	20	155	1,007,708	156,245	1,163,953	9.2%	9.8%
Mercy (St. Louis)	35	AA-/Aa3	2	2	200,000	186,000	386,000	3.1%	4.3%
Carolinas HealthCare System	31	AA-/Aa3	16	80	595,641	—	595,641	4.7%	4.3%
Catholic Health Initiatives	7	BBB+/Baa1	14	72	519,014	—	519,014	4.1%	3.7%
Bon Secours Health System	61	A/A2	7	60	262,498	—	262,498	2.1%	2.1%
Ascension Health	3	AA+/Aa2	14	59	326,516	—	326,516	2.6%	2.1%
HCA	2	BB/B1	13	17	409,642	—	409,642	3.2%	2.1%
Indiana University Health	26	AA/Aa2	3	39	261,159	—	261,159	2.1%	1.9%
Tenet Healthcare Corporation	5	B/B2	10	36	124,227	63,000	187,227	1.5%	1.6%
Baptist Memorial Health Care	109	BBB+/--	6	16	125,796	—	125,796	1.0%	1.3%
Total								33.6%	33.2%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

(3)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

(4)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(5)	Includes buildings where health systems lease 40% or more of the property.

(6)	Based on square footage, 79.7% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY 15	3Q 2017 SUPPLEMENTAL INFORMATION

Square Feet by Proximity (1)(2)

MEDICAL OFFICE BUILDINGS BY LOCATION
			2017			2016
	Q3	Q2	Q1	Q4	Q3	Q2
On campus	68.4%	67.9%	67.4%	67.4%	66.6%	66.0%
Adjacent to campus (3)	17.5%	17.4%	17.7%	17.7%	18.1%	18.2%
Total on/adjacent	85.9%	85.3%	85.1%	85.1%	84.7%	84.2%
Off campus - anchored by hospital system (4)	8.4%	8.4%	8.5%	8.5%	8.6%	8.7%
Off campus	5.7%	6.3%	6.4%	6.4%	6.7%	7.1%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MEDICAL OFFICE BUILDINGS BY DISTANCE TO HOSPITAL CAMPUS
							Ground Lease Properties
Greater than	Less than or equal to	Number of Buildings	Square Feet	% of Total	Cumulative %	Campus Proximity	Square Feet	% of Total
	0.00	116	9,175,954	68.4%	68.4%	On campus	7,060,583	90.6%
0.00	250 yards	18	1,222,987	9.1%	77.5%	Adjacent (3)	80,525	1.0%
250 yards	0.25 miles	19	1,121,208	8.4%	85.9%		120,036	1.5%
0.25 miles	0.50	1	124,925	0.9%	86.8%	Off campus	-	—%
0.50	1.00	3	304,993	2.3%	89.1%		-	—%
1.00	2.00	6	590,339	4.4%	93.5%		319,446	4.1%
2.00	5.00	9	396,653	3.0%	96.5%		13,818	0.2%
5.00	10.00	6	332,359	2.5%	99.0%		205,631	2.6%
10.00		4	143,468	1.0%	100.0%		-	—%
Total		182	13,412,886	100.0%			7,800,039	100.0%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

(3)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(4)	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY 16	3Q 2017 SUPPLEMENTAL INFORMATION

Lease Maturity, Lease and Building Size (1)

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT NET LEASE			TOTAL
	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Total Square Feet	% of Base Revenue (2)
2017 (3)	200	574,428	5.3%	5	334,454	18.6%	205	908,882	7.2%	6.3%
2018	517	1,706,920	15.8%	—	—	—%	517	1,706,920	13.5%	13.5%
2019	511	2,093,762	19.4%	8	342,305	19.0%	519	2,436,067	19.3%	18.5%
2020	395	1,507,950	13.9%	1	83,318	4.7%	396	1,591,268	12.6%	12.7%
2021	295	1,097,852	10.1%	—	—	—%	295	1,097,852	8.7%	8.5%
2022	218	993,561	9.2%	1	58,285	3.2%	219	1,051,846	8.3%	8.3%
2023	144	766,585	7.1%	—	—	—%	144	766,585	6.1%	6.2%
2024	133	744,484	6.9%	—	—	—%	133	744,484	5.9%	5.4%
2025	65	498,547	4.6%	2	91,561	5.1%	67	590,108	4.7%	4.5%
2026	61	209,875	1.9%	—	—	—%	61	209,875	1.7%	1.7%
Thereafter	102	622,326	5.8%	8	887,173	49.4%	110	1,509,499	12.0%	14.4%
Total leased	2,641	10,816,290	85.6%	25	1,797,096	100.0%	2,666	12,613,386	87.4%	100.0%
Total building		12,633,860	100.0%		1,797,096	100.0%		14,430,956	100.0%

BY LEASE SIZE
	NUMBER OF LEASES
Leased Square Feet	Multi-Tenant Properties (4)	Single-Tenant Net Lease Properties
0 - 2,500	1,417	—
2,501 - 5,000	647	—
5,001 - 7,500	208	1
7,501 - 10,000	122	—
10,001 +	247	24
Total Leases	2,641	25

BY BUILDING SIZE
Building Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	44.3%	6,395,112	148,724	43
<100,000 and >75,000	23.9%	3,448,763	86,219	40
<75,000 and >50,000	16.6%	2,390,775	62,915	38
<50,000	15.2%	2,196,306	28,899	76
Total	100.0%	14,430,956	73,254	197

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

(3)
The Company received notice in October 2017 that a tenant is exercising its purchase option on seven buildings, five single-tenant net leased buildings that were scheduled to expired on December 31, 2017 and two multi-tenant buildings. The seven properties are covered by one purchase option with a stated purchase price of approximately $45.2 million, subject to certain contractual adjustments. The Company's aggregate net book value for these properties was $24.0 million at September 30, 2017. The Company recognized net operating income of approximately $4.7 million for the nine months ended September 30, 2017 from these properties. The closing is expected to occur in April 2018.

(4)	The average lease size in the multi-tenant properties is 4,096 square feet.

HEALTHCARE REALTY 17	3Q 2017 SUPPLEMENTAL INFORMATION

Historical Occupancy (1)
(dollars in thousands)

			2017		2016
	Q3	Q2	Q1	Q4	Q3
Same store properties
Multi-tenant
Investment	$2,547,282	$2,492,031	$2,493,309	$2,438,564	$2,300,520
Number of properties	138	137	138	139	136
Total building square feet	10,937,805	10,764,672	10,801,498	10,690,819	10,288,750
% occupied	88.0%	88.0%	87.7%	87.3%	87.8%

Single-tenant
Investment	$524,444	$524,444	$524,268	$617,908	$677,171
Number of properties	24	24	24	30	34
Total building square feet	1,762,488	1,762,488	1,762,488	2,080,227	2,284,747
% occupied	100.0%	100.0%	100.0%	100.0%	100.0%

Total same store properties
Investment	$3,071,726	$3,016,475	$3,017,577	$3,056,472	$2,977,691
Number of properties	162	161	162	169	170
Total building square feet	12,700,293	12,527,160	12,563,986	12,771,046	12,573,497
% occupied	89.7%	89.7%	89.4%	89.3%	90.0%

Acquisitions (2)
Investment	$428,579	$445,164	$405,975	$431,859	$402,267
Number of properties	18	19	18	18	15
Total building square feet	1,056,118	1,113,659	1,011,189	1,087,260	1,003,876
% occupied	92.3%	94.0%	93.0%	94.4%	95.0%

Development Completions (3)
Investment	$30,537	$26,967	$5,353	$5,353	$5,057
Number of properties	2	2	1	1	1
Total building square feet	112,837	112,837	12,880	12,880	12,880
% occupied	22.7%	11.4%	100.0%	100.0%	100.0%
% leased	45.4%	42.4%	100.0%	100.0%	100.0%

Reposition (4)
Investment	$70,310	$97,766	$96,134	$97,176	$148,489
Number of properties	15	15	14	14	16
Total building square feet	561,708	714,500	704,362	709,462	951,568
% occupied	39.7%	53.5%	52.5%	52.8%	59.3%

Total
Investment	$3,601,152	$3,586,372	$3,525,039	$3,590,860	$3,533,504
Number of properties	197	197	195	202	202
Total building square feet	14,430,956	14,468,156	14,292,417	14,580,648	14,541,821
% occupied	87.4%	87.6%	87.8%	87.9%	88.4%

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Acquisition include properties acquired within the last 8 quarters of the period presented and are excluded from same store.

(3)	Development completions consist of two properties, with the core and shell of one property reaching completion in June 2017 that is 38% leased and 13% occupied as of September 30, 2017.

(4)
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; properties with negative net operating income that is expected to last at least two quarters; or condemnation.

HEALTHCARE REALTY 18	3Q 2017 SUPPLEMENTAL INFORMATION

Occupancy Reconciliation

SEQUENTIAL
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
Beginning June 30, 2017	12,677,514	14,468,156	87.6%	11,235,981	12,527,160	89.7%

Portfolio Activity
Acquisitions	39,953	42,780	93.4%	NA	NA	NA
Re/Development completions	—	—	—%	—	—	—%
Dispositions (1)	(32,423)	(79,980)	40.5%	—	—	—%
Reclassifications to same store:
Acquisitions	NA	NA	NA	89,012	100,321	88.7%
Development completions	NA	NA	NA	—	—	—%
Reposition to same store	NA	NA	NA	145,365	145,365	100.0%
Reposition from same store	NA	NA	NA	(46,754)	(72,553)	64.4%
Subtotal	12,685,044	14,430,956	87.9%	11,423,604	12,700,293	89.9%
Leasing Activity
New leases/expansions	137,077	NA	NA	116,080	NA	NA
Move-outs/contractions	(208,735)	NA	NA	(149,660)	NA	NA
Net Absorption	(71,658)	NA	NA	(33,580)	NA	NA
Ending September 30, 2017	12,613,386	14,430,956	87.4%	11,390,024	12,700,293	89.7%

YEAR-OVER-YEAR
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
Beginning September 30, 2016	12,852,759	14,541,821	88.4%	11,322,274	12,573,497	90.0%

Portfolio Activity
Acquisitions	404,618	427,821	94.6%	NA	NA	NA
Re/Development completions (2)	—	149,046	—%		49,089	—%
Dispositions (1)	(635,075)	(687,732)	92.3%	(602,652)	(602,652)	100.0%
Reclassifications to same store:
Acquisitions	NA	NA	NA	351,198	375,579	93.5%
Development completions	NA	NA	NA	—	—	—%
Reposition to same store	NA	NA	NA	330,704	387,471	85.3%
Reposition from same store	NA	NA	NA	(59,064)	(82,691)	71.4%
Subtotal	12,622,302	14,430,956	87.5%	11,342,460	12,700,293	89.3%
Leasing Activity
New leases/expansions	526,873	NA	NA	445,363	NA	NA
Move-outs/contractions	(535,789)	NA	NA	(397,799)	NA	NA
Net Absorption	(8,916)	NA	NA	47,564	NA	NA
Ending September 30, 2017	12,613,386	14,430,956	87.4%	11,390,024	12,700,293	89.7%

(1)	Includes properties reclassified as held for sale.

(2)
Includes the completion of 70,000 square feet vertical expansion that was completed in the fourth quarter of 2016. The net increase to total square feet was 49,089 due to a portion of the original building that was demolished to begin construction of the expansion.

HEALTHCARE REALTY 19	3Q 2017 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

			2017				2016	2015
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Contractual rent increases occurring in the quarter
Multi-tenant properties	2.9%	3.0%	2.9%	2.9%	2.8%	2.9%	2.9%	3.0%
Single-tenant net lease properties	2.1%	2.3%	2.1%	2.5%	1.7%	2.2%	1.0%	1.6%
Total	2.7%	2.8%	2.8%	2.9%	2.5%	2.7%	2.5%	2.8%
Multi-tenant renewals
Cash leasing spreads	4.6%	9.5%	4.5%	3.9%	4.3%	6.3%	7.2%	3.7%
Tenant retention rate	80.5%	90.3%	79.2%	88.5%	90.1%	81.2%	87.2%	91.2%

AVERAGE IN-PLACE CONTRACTUAL INCREASES (2)
	MULTI-TENANT		SINGLE-TENANT NET LEASE		TOTAL
	% Increase	% of Base Rent	% Increase	% of Base Rent	% Increase	% of Base Rent
Annual increase
CPI	2.04%	1.34%	2.02%	64.01%	2.02%	12.47%
Fixed	2.95%	90.88%	2.39%	13.91%	2.93%	77.20%
Non-annual increase
CPI	0.97%	1.60%	0.50%	2.16%	0.86%	1.70%
Fixed	1.38%	3.79%	2.32%	19.92%	1.88%	6.66%
No increase
Term > 1 year	—%	2.39%	—%	—%	—%	1.97%
Total (2)	2.78%	100.00%	2.10%	100.00%	2.65%	100.00%

TYPE AND OWNERSHIP STRUCTURE
	% OF LEASED SQUARE FEET
	Multi-tenant	Single-tenant Net Lease	Total
Tenant Type
Hospital	45.2%	79.1%	50.5%
Physician and other	54.8%	20.9%	49.5%
Lease Structure
Gross	14.6%	—%	12.3%
Modified gross	30.0%	—%	25.3%
Net	55.4%	100.0%	62.3%
Ownership Type
Ground lease	61.7%	10.3%	54.6%
Fee simple	38.3%	89.7%	45.4%

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	Excludes leases with terms of one year or less.

HEALTHCARE REALTY 20	3Q 2017 SUPPLEMENTAL INFORMATION

Same Store Properties (1)
(dollars in thousands, except per square foot data)

QUARTERLY
	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015
Multi-tenant
Revenues	$79,988	$78,887	$77,514	$76,654	$77,198	$76,146	$74,951	$74,583
Expenses	33,722	32,196	31,897	31,870	33,055	31,533	30,970	32,995
NOI	$46,266	$46,691	$45,617	$44,784	$44,143	$44,613	$43,981	$41,588
Margin	57.8%	59.2%	58.9%	58.4%	57.2%	58.6%	58.7%	55.8%
Occupancy	88.0%	88.3%	87.9%	87.6%	87.6%	87.3%	87.3%	87.2%
Number of properties	138	138	138	138	138	138	138	138
Single-tenant net lease
Revenues	$12,957	$12,613	$13,001	$12,655	$12,924	$12,802	$12,836	$12,837
Expenses	409	362	430	404	373	343	401	439
NOI	$12,548	$12,251	$12,571	$12,251	$12,551	$12,459	$12,435	$12,398
Margin	96.8%	97.1%	96.7%	96.8%	97.1%	97.3%	96.9%	96.6%
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	24	24	24	24	24	24	24	24
Total
Revenues	$92,945	$91,500	$90,515	$89,309	$90,122	$88,948	$87,787	$87,420
Expenses	34,131	32,558	32,327	32,274	33,428	31,876	31,371	33,434
NOI	$58,814	$58,942	$58,188	$57,035	$56,694	$57,072	$56,416	$53,986
Margin	63.3%	64.4%	64.3%	63.9%	62.9%	64.2%	64.3%	61.8%
Occupancy	89.7%	89.9%	89.6%	89.3%	89.3%	89.1%	89.1%	89.0%
Number of properties	162	162	162	162	162	162	162	162
% NOI year-over-year growth	3.7%	3.3%	3.1%	5.6%

TRAILING TWELVE MONTHS
	Twelve Months Ended September 30,
	2017	2016	% Change
Multi-tenant
Revenues	$313,043	$302,878	3.4%
Expenses	129,685	128,553	0.9%
NOI	$183,358	$174,325	5.2%
Revenue per average occupied square foot	$32.56	$31.79	2.4%
Average occupancy	87.9%	87.1%
Number of properties	138	138
Single-tenant net lease
Revenues	$51,226	$51,399	(0.3%)
Expenses	1,605	1,556	3.1%
NOI	$49,621	$49,843	(0.4%)
Revenue per average occupied square foot	$29.07	$29.17	(0.3%)
Average occupancy	100.0%	100.0%
Number of properties	24	24
Total
Revenues	$364,269	$354,277	2.8%
Expenses	131,290	130,109	0.9%
Same Store NOI	$232,979	$224,168	3.9%
Revenue per average occupied square foot	$32.02	$31.38	2.0%
Average occupancy	89.6%	88.9%
Number of Properties	162	162

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 21	3Q 2017 SUPPLEMENTAL INFORMATION

Reconciliation of NOI
(dollars in thousands)

BOTTOM UP RECONCILIATION
	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015
Net income	$3,173	$25,224	$31,845	$52,437	$11,834	$12,145	$9,156	$18,658
Loss (income) from discontinued operations	(8)	—	13	143	23	12	7	696
Income from continuing operations	3,165	25,224	31,858	52,580	11,857	12,157	9,163	19,354
Other income (expense)	18,747	(1,881)	(8,921)	(27,272)	13,636	14,725	14,852	5,670
General and administrative expense	8,021	8,005	8,694	7,622	7,859	7,756	8,072	5,975
Depreciation and amortization expense	35,873	34,823	34,452	34,022	31,985	31,290	30,393	29,575
Other expenses (1)	1,932	2,204	1,979	2,431	1,488	1,696	3,351	2,375
Straight-line rent revenue	(1,332)	(1,783)	(1,751)	(1,754)	(1,223)	(2,091)	(2,132)	(1,929)
Other revenue (2)	(1,353)	(1,211)	(794)	(1,228)	(1,422)	(1,465)	(1,417)	(1,432)
NOI	$65,053	$65,381	$65,517	$66,401	$64,180	$64,068	$62,282	$59,588
Acquisitions / development completions	(5,964)	(5,588)	(4,986)	(5,074)	(2,662)	(2,128)	(1,048)	(594)
Reposition	(343)	(421)	(376)	(337)	(380)	(248)	(234)	(298)
Dispositions / other	68	(430)	(1,967)	(3,955)	(4,444)	(4,620)	(4,584)	(4,710)
Same store NOI	$58,814	$58,942	$58,188	$57,035	$56,694	$57,072	$56,416	$53,986

TOP DOWN RECONCILIATION
	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015
Property operating	$92,424	$90,360	$88,067	$87,362	$85,264	$83,283	$80,501	$79,466
Single-tenant net lease	12,805	12,726	14,270	15,620	16,047	16,098	16,107	16,071
Straight-line rent revenue	1,332	1,783	1,751	1,754	1,223	2,091	2,132	1,929
Rental income	106,561	104,869	104,088	104,736	102,534	101,472	98,740	97,466
Property lease guaranty income	168	153	225	354	817	885	1,002	851
Exclude straight-line rent revenue	(1,332)	(1,783)	(1,751)	(1,754)	(1,223)	(2,091)	(2,132)	(1,929)
Exclude other revenue (3)	(1,129)	(988)	(538)	(1,009)	(1,114)	(1,180)	(1,138)	(1,167)
Revenue	104,268	102,251	102,024	102,327	101,014	99,086	96,472	95,221
Property operating expense	(40,626)	(38,184)	(37,834)	(37,285)	(37,504)	(36,263)	(35,406)	(36,758)
Exclude other expenses (4)	1,411	1,314	1,327	1,359	670	1,245	1,216	1,125
NOI	$65,053	$65,381	$65,517	$66,401	$64,180	$64,068	$62,282	$59,588
Acquisitions / development completions	(5,964)	(5,588)	(4,986)	(5,074)	(2,662)	(2,128)	(1,048)	(594)
Reposition	(343)	(421)	(376)	(337)	(380)	(248)	(234)	(298)
Dispositions/other	68	(430)	(1,967)	(3,955)	(4,444)	(4,620)	(4,584)	(4,710)
Same store NOI	$58,814	$58,942	$58,188	$57,035	$56,694	$57,072	$56,416	$53,986

TRAILING TWELVE MONTHS NOI
	Twelve Months Ended September 30,
	2017	2016	% Change
Same store NOI	$232,979	$224,168	3.9%
Reposition	1,477	1,160	27.3%
Subtotal	$234,456	$225,328	4.1%
Acquisitions / development completions	21,612	6,432	236.0%
Dispositions/other	6,284	18,358	(65.8%)
NOI	$262,352	$250,118	4.9%

(1)	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

(2)
Includes management fee income, storage income, interest, mortgage interest income, above and below market lease intangible amortization, lease inducement amortization, lease terminations and tenant improvement overage amortization.

(3)	Includes above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

(4)	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY 22	3Q 2017 SUPPLEMENTAL INFORMATION

Reconciliation of EBITDA
(dollars in thousands)

EBITDA
	Q3 2017	Q2 2017	Q1 2017	Q4 2016	TTM
Net income	$3,173	$25,224	$31,845	$52,437	$112,679
Interest expense	14,107	14,315	14,272	13,839	56,533
Depreciation and amortization	35,873	34,823	34,452	34,022	139,170
EBITDA	$53,153	$74,362	$80,569	$100,298	$308,382

EBITDA	$53,153	$74,362	$80,569	$100,298	$308,382
Other amortization expense (1)	1,994	1,965	2,459	2,015	8,433
Gain on sales of real estate properties	7	(16,124)	(23,408)	(41,037)	(80,562)
Impairments on real estate assets	5,059	5	323	121	5,508
EBITDAre (2)	$60,213	$60,208	$59,943	$61,397	$241,761

EBITDA	$53,153	$74,362	$80,569	$100,298	$308,382
Acquisition and development expense	507	785	586	1,085	2,963
Gain on sales of real estate properties	7	(16,124)	(23,408)	(41,037)	(80,562)
Impairments on real estate assets	5,059	5	323	121	5,508
Debt Covenant EBITDA	$58,726	$59,028	$58,070	$60,467	$236,291

Debt Covenant EBITDA	$58,726	$59,028	$58,070	$60,467	$236,291
Other amortization expense	1,994	1,965	2,459	2,015	8,433
Timing impact of acquisitions and dispositions (3)	559	(90)	(1,260)	(901)	(1,692)
Stock based compensation	2,429	2,453	2,614	1,949	9,445
Adjusted EBITDA	$63,708	$63,356	$61,883	$63,530	$252,477

(1)	Includes leasing commission amortization, above and below market lease intangible amortization, deferred financing costs amortization and the amortization of discounts and premiums on debt.

(2)
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

(3)	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY 23	3Q 2017 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands, except per share data)

NOI BY PROPERTY TYPE
	Q3 2017
Asset Type	Same Store NOI(1)	Acquisitions/Development Completions NOI (2)	Reposition NOI(3)	Timing Adjustments(4)	Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB/Outpatient	$51,140	$5,863	$423	$1,370	$58,796	$235,184	88.2%
Inpatient rehab	1,433	—	—	—	1,433	5,732	2.2%
Inpatient surgical	4,522	—	—	—	4,522	18,088	6.8%
Other	1,719	100	27	—	1,846	7,384	2.8%
Total NOI	$58,814	$5,963	$450	$1,370	$66,597	$266,388	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$20,123
Construction in progress	1,138
Unstabilized development (5)	25,184
Subtotal	$46,445

OTHER ASSETS
Assets held for sale (6)	$8,699
Reposition properties (net book value) (3)	3,473
Cash and other assets (7)	261,225
Subtotal	$273,397

DEBT
Unsecured credit facility	$—
Unsecured term loan	150,000
Senior notes	900,000
Mortgage notes payable	122,353
Other liabilities (8)	78,533
Subtotal	$1,250,886

TOTAL SHARES OUTSTANDING
As of October 27, 2017	124,890,077

IMPLIED CAP RATE
	Stock Price	Implied Cap Rate
As of 10/27/2017	$32.33	5.36%

Q3 2017 high	$34.65	5.07%
Q3 2017 low	$31.78	5.44%

(1)	See Same Store Properties schedule on page 21 for details on same store NOI.

(2)	Adjusted to reflect quarterly NOI from properties acquired or developments completed during the full eight quarter period that are not included in same store NOI.

(3)
Reposition properties includes 15 properties which comprise 561,708 square feet. The NOI table above includes 12 of these properties comprising 410,473 square feet that have generated positive NOI totaling approximately $0.5 million. The remaining 3 properties, comprising 151,235 square feet, have generated negative NOI of approximately $0.1 million and are reflected at a net book value of $3.5 million in the table above.

(4)	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

(5)	Unstabilized development includes one property that was completed on June 30, 2017. The building is 38% leased and 13% occupied as of September 30,2017.

(6)	Assets held for sale includes one real estate property that is excluded from same store NOI and reflects net book value.

(7)	Includes cash of $197.0 million and prepaid assets of $64.2 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI.

(8)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $70.0 million, security deposits of $6.5 million and deferred operating expense reimbursements of $2.0 million. Also, excludes deferred revenue of $33.5 million.

HEALTHCARE REALTY 24	3Q 2017 SUPPLEMENTAL INFORMATION

Components of Expected 2017 FFO
(amounts in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High	Q3 2017
Occupancy
Multi-Tenant	87.5%	89.0%	88.0%
Single-Tenant Net Lease	95.0%	100.0%	100.0%

TTM Revenue per Occupied Square Foot
Multi-Tenant	$31.00	$33.00	$32.56
Single-Tenant Net Lease	$28.50	$29.50	$29.07

Multi-Tenant NOI Margin	57.0%	59.0%	57.8%

Multi-Tenant Contractual Rent Increases by Type (% of base rent)
Annual Increase	90.0%	94.0%	92.2%
Non-annual Increase	5.0%	6.0%	5.4%
No Increase (term > 1 year)	2.0%	3.0%	2.4%

Multi-Tenant Cash Leasing Spreads	3.0%	6.0%	4.6%

Multi-Tenant Lease Retention Rate	75.0%	90.0%	80.5%

TTM NOI Growth
Multi-Tenant (1)	4.5%	6.0%	5.2%
Single-Tenant Net Lease	(0.5%)	1.0%	(0.4%)

ANNUAL RANGE OF EXPECTATIONS
	Low	High	YTD
Normalized G&A (2)	$33,000	$34,000	$24,720

Funding Activity
Acquisitions	$275,000	$325,000	$205,419
Dispositions	(120,000)	(125,000)	(122,700)
Re/Development	25,000	40,000	28,295
1st Generation TI and Planned Capital Expenditures for Acquisitions	9,000	12,000	4,178
2nd Generation Tenant Improvements	20,000	25,000	13,438
Leasing Commissions	4,000	7,000	4,394
Capital Expenditures	11,000	22,000	12,390

Cash Yield
Acquisitions	5.25%	6.00%	5.29%
Dispositions	7.00%	7.25%	7.04%
Re/development (stabilized)	6.75%	8.00%	NA

Leverage (Debt/Cap) (3)	30.0%	35.0%	30.2%

Net Debt to Adjusted EBITDA (3)	5.0x	5.5x	4.5x

(1)	Long-term same store NOI Growth, excluding changes in occupancy, is expected to range between 2% and 4%.

(2)
Normalized G&A excludes acquisition expenses and includes amortization of non-cash share-based compensation awards of $8.5 million inclusive of $4.3 million related to 2016 performance and transition awards.

(3)	Year-to-date debt metrics reflect proforma calculations on page 12.

HEALTHCARE REALTY 25	3Q 2017 SUPPLEMENTAL INFORMATION